SCHWAB MUNICIPAL MONEY FUND -
INSTITUTIONAL SHARES AND SELECT SHARES(R)



      PROSPECTUS
      May 10, 2003
      as amended September 2, 2003


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB MUNICIPAL MONEY FUND -
INSTITUTIONAL SHARES AND SELECT SHARES(R)

      ABOUT THE FUND

       Strategy..........................................                      2

       Main risks........................................                      3

       Fund fees and expenses............................                      4

       Fund management...................................                      5

      INVESTING IN THE FUND

       Buying shares.....................................                      7

       Selling/exchanging shares.........................                      8

       Transaction policies..............................                      9

       Dividends and taxes...............................                     10

SCHWAB
MUNICIPAL MONEY FUND

TICKER SYMBOL
Institutional Shares: SWOXX
Select Shares: SWLXX

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THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH
STABILITY OF CAPITAL AND LIQUIDITY, AND THAT IS EXEMPT FROM FEDERAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MUNICIPAL MONEY MARKET SECURITIES from states and municipal agencies around the country and from U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and issuer policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      This fund is designed for individuals in higher tax brackets who are seeking tax-exempt income.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yields at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.

SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the performance of the fund's Value Advantage Shares has varied from year to year and how it averages out over time. The Value Advantage Shares are not offered in this prospectus. Because the Institutional Shares and Select Shares(R) of the fund invest in the same portfolio of securities, returns for these classes will be similar to those of the Value Advantage Shares. Performance will be different only to the extent that the Institutional Shares and Select Shares have lower expenses. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

96          3.14%
97          3.32%
98          3.14%
99          2.91%
00          3.75%
01          2.45%
02          1.12%

BEST QUARTER: 0.99% Q4 2000
WORST QUARTER: 0.27% Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                                      Since
                                            1 year     5 years     inception 1
--------------------------------------------------------------------------------
Schwab Municipal Money Fund -
Value Advantage Shares                       1.12        2.67          2.87

1 Inception: 7/7/95.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

                                                    INSTITUTIONAL      SELECT
SHAREHOLDER FEES                                       SHARES          SHARES(R)
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (% of average net assets)     None            None
--------------------------------------------------------------------------------
Management fees                                         0.35            0.35
Distribution (12b-1) fees                               None            None
Other expenses                                          0.24            0.24
                                                    ----------------------------
Total annual operating expenses                         0.59            0.59

Expense reduction                                      (0.35)          (0.24)
                                                    ----------------------------
NET OPERATING EXPENSES*                                 0.24            0.35
                                                    ============================

* Guaranteed by Schwab and the investment adviser through 5/10/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                  1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------
Institutional Shares                $25        $154        $295        $705
Select Shares                       $36        $165        $306        $716

To obtain the current seven-day yield, clients of Investment Managers should contact their Investment Manager. Other clients should call 1-800-435-4000.


Schwab Municipal Money Fund - Institutional Shares and Select Shares(R)

                     FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.

      The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 12/31/02).

      As the investment adviser, the firm oversees the asset management and administration of the Schwab Municipal Money Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 12/31/02, this fee was 0.21% for the fund. This figure, which is expressed as a percentage of the fund's average daily net assets, represent the actual amounts paid, including the effects of a reduction.

      INVESTING IN THE FUND

      As a SchwabFunds(R) investor, you have a number of ways to do business with us.

      On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The minimums shown below are for each class.

MINIMUM INITIAL                   MINIMUM ADDITIONAL
INVESTMENT 1                      INVESTMENT              MINIMUM BALANCE 1
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
$3,000,000                        $1                      $3,000,000

SELECT SHARES(R)
$1,000,000                        $1                      $1,000,000

1 In the case of clients of Investment Managers, each minimum must be met at the individual client account level, not aggregated by the Investment Manager.

STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION           FEATURES
--------------------------------------------------------------------------------
Reinvestment     All dividends are invested automatically in shares of the fund.

Cash             You receive payment for all dividends.

STEP 3

PLACE YOUR ORDER. Use any method described on the next page. Make checks payable to Charles Schwab & Co., Inc.

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WHEN PLACING ORDERS

With every direct order to buy, sell or exchange shares you will need to include the following information:

- Your name.

- Your account number (for SchwabLink transactions, Investment Managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount you would like to buy, sell or exchange.

- When selling or exchanging shares by mail or fax, be sure to include the signature of at least one of the persons who's authorized to trade (either an accountholder or authorized Investment Manager).

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

-------------------------------------------------------------------------------
SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

CLIENTS OF INVESTMENT MANAGERS

PHONE

If you are investing through an Investment Manager, contact your manager directly. If you do not have an Investment Manager, call 1-800-979-9004 for assistance.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for trading assistance, call 1-800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

OTHER CLIENTS

SCHWAB BY PHONE TM

Automated Voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550.)

MAIL

Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by telephone. The fund and Schwab will employ procedures to confirm the authenticity of telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.


Investing in the fund

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price each business day, after the close of the fund (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To automatically redeem your shares if your balance falls below the maintenance minimum and is not increased to the required minimum after 30 days' written notice. Owners of Institutional Shares must keep a minimum balance of $3 million. Owners of Select Shares(R) must keep a minimum balance of $1 million.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact their operations and orders that appear to be associated with short-term trading activities.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS FOR SCHWAB ACCOUNTS

If your Schwab account contains no cash or Sweep Shares of a fund, Schwab may redeem your shares in this or another fund without prior notification to you to cover the following items:

- negative balances in your Schwab account as a result of any securities transactions, including electronic funds transactions

- payment of your Schwab account checks or Visa debit card charges

- purchases you have made under an Automatic Investment Plan

Schwab may charge you a fee each time it must redeem shares of a fund under any of these circumstances.

Schwab will redeem shares from the fund with the highest balance first, unless the sum of your investments in the funds will not satisfy the total amount due. In that case, none of your shares in the funds will be redeemed.


--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The fund does not expect to pay any capital gain distributions.

OWNERSHIP OF THE FUND MAY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends. The fund's dividends typically are exempt from federal income tax, but are subject to state and local personal income taxes. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

WHILE INTEREST FROM MUNICIPAL SECURITIES GENERALLY IS EXEMPT FROM FEDERAL INCOME TAX, some securities in which the fund may invest produce income that is subject to the federal alternative minimum tax (AMT). To the extent that the fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from the fund.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS the fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.


Investing in the fund

NOTES

NOTES

NOTES

Schwab Municipal Money Fund - Institutional Shares and Select Shares(R)


      PROSPECTUS
      May 10, 2003
      as amended September 2, 2003

                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab Municipal Money Fund -
Institutional Shares and Select Shares(R)                               811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

www.schwab.com

REG25341FLD-01